UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018 (February 20, 2018)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

(d)	Election of Directors.

On February 20, 2018, Michael J. Blackburn was appointed to the board of directors (the “Board”) of AAC Holdings, Inc. (the “Company”), effective immediately. Mr. Blackburn will also serve as a member of the Board’s Compliance and Quality Care Committee. There are no arrangements or understandings between Mr. Blackburn and any other persons pursuant to which Mr. Blackburn was appointed a director of the Company.

Mr. Blackburn is a certified employee assistance professional, licensed alcohol and drug counselor, labor assistance professional and substance abuse professional and is certified in acute traumatic stress management. He formerly served as the Company’s Senior Vice President of Business Development, a position that he held from 2012 to December 2017. Mr. Blackburn has over 10 years of experience in the drug and alcohol treatment industry. He previously served as the Partner and Senior Vice President of Treatment Solutions Network (TSN) from 2007 to 2012 until TSN was acquired by the Company in August 2012. Mr. Blackburn also served as the Director of Members Assistance Program for Teamsters Local 251 in the Providence, Rhode Island area from 2003-2007, developing a network of labor friendly health care providers for 7,000 active members and 1,500 retirees. Mr. Blackburn served 30 years on the Providence, Rhode Island Fire Department and retired as a Battalion Chief. He remains a member of the Rhode Island Fire and Police Retirees Union. Mr. Blackburn received his certificate in drug and alcohol counseling from the University of Rhode Island.

Mr. Blackburn will receive compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2017.

Item 7.01.	Regulation FD Disclosure.

On February 26, 2018, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Blackburn to the Board. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chairman and Chief Executive Officer

Date: February 26, 2018